CHENIERE ENERGY, INC. April 19, 2017 ANALYST DAY

Agenda Strategic Overview Financial Strategy & Guidance Welcome & Logistics Q&A Commercial Strategy & Initiatives Construction, Pipeline and Operations Panel Closing Remarks Commercial Panel Special Guest Speaker Randy Bhatia, Vice President, Investor Relations Jack Fusco, President and Chief Executive Officer Michael Wortley, Executive Vice President and Chief Financial Officer Jack Fusco & Michael Wortley Anatol Feygin, Executive Vice President and Chief Commercial Officer Andrew Walker, Vice President, LNG Strategy and Communications Corey Grindal, Senior Vice President, Gas Supply Eric Bensaude, Managing Director, Commercial Operations and Asset Optimization Ramzi Mroueh, Managing Director, Origination Ed Lehotsky, Senior Vice President, Engineering and Construction Chad Zamarin, Senior Vice President, Pipeline Doug Shanda, Senior Vice President, Operations 2 Break Lunch Jack Fusco, President and Chief Executive Officer

Safe Harbor Statements Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC or Cheniere Energy, Inc. to pay dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions then of, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of the Corpus Christi Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, run-rate SG&A estimates, cash flows, EBITDA, Adjusted EBITDA, run-rate EBITDA, contracted EBITDA, free cash flow, distributable cash flow, distributable cash flow per share, Net Loss, As Adjusted, and Net Loss Per Share, As Adjusted, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 24, 2017, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 3

STRATEGIC OVERVIEW Jack Fusco, President and CEO

Organizational Chart - Analyst Day Participants


Jack Fusco
President & Chief Executive Officer
Michael Wortley
EVP & Chief Financial Officer
Anatol Feygin
EVP & Chief Commercial Officer
Doug Shanda
SVP, Operations
Ed Lehotsky
SVP, Engineering & Construction
Chad Zamarin
SVP, Pipeline
Sean Markowitz
General Counsel & Corporate Secretary
Tom Bullis
EVP & Chief Administrative Officer
Robert Fee
Chief of Staff & (Acting) SVP, External Affairs
Randy Bhatia
VP, Investor Relations
Andrew Walker
VP, LNG Strategy & Comm.
Corey Grindal
SVP, Gas Supply
Eric Bensaude
Managing Director, Commercial Operations
Ramzi Mroueh
Managing Director, Origination
Key
Analyst Day Presenter
Analyst Day Participant

5
CHENIERE

Cheniere Investment Thesis  Positioned as low-cost LNG provider through brownfield site expansions  7 train platform offers excellent visibility for long-term cash flows • 20-year “take-or-pay” style commercial agreements with investment grade off-takers for approximately 87% of the expected aggregate nominal production capacity under construction or completed • Competitive cost of production, with approximately 100 years of natural gas reserves in U.S. and 800 Tcf of North American natural gas producible below $3.00/MMBtu  Supply/demand fundamentals support continued LNG demand growth worldwide • Approximately 30% increase in global natural gas demand forecast by 2030 • Global LNG trade grew 7.5% in 2016 to 263.6 mtpa • Estimated LNG demand growth of more than 200 mtpa/year to 465 mtpa in 2030 • 39 countries imported LNG in 2016, with 4 market entrants during the year  Premier LNG provider with a proven track record and low-cost advantage  Expansion opportunities for future cash flow growth at attractive return hurdles • Uncontracted incremental production available to Cheniere Marketing • Construction of additional LNG trains • Two trains fully permitted (Corpus Christi T3, Sabine Pass T6), with one partially commercialized (Corpus Christi T3) • Significant expansion opportunities at both sites leveraging infrastructure and expertise  Investments in additional infrastructure along the LNG value chain Source: Cheniere Research, EIA, Cheniere interpretation of Wood Mackenzie data (Q4 2016), IHS, GIIGNL 6

- 10.00 20.00 30.00 40.00 50.00 60.00 - 2.00 4.00 6.00 8.00 10.00 Henry Hub Oil Parity (Brent) Cheniere Share Price (LNG) LNG Share Price and Commodity Prices  Henry Hub prompt month natural gas price is range-bound  Henry Hub indexed LNG contracts are inherently less volatile  Fixed fees insulate Cheniere from long-term commodity fluctuations $/MMBtu $/Share Sustained low Henry Hub prices and volatility stimulate demand for Cheniere’s LNG product and create a structural advantage 7 Source: Bloomberg

Organizational Evolution from Development to Operations 2016  Vision, Mission & Values  Leadership Team  Organizational Realignment  Zero-based Budget  Hire Chief HR Officer  Compensation and Long-Term Incentive Program  Establish Safety Committee 2017 and Beyond  Operational Excellence  Focused, Strategic Work  Organizational Clarity  Cross-Functional Teamwork  Financial Discipline  Goals and Performance Metrics  Training and Development  Succession Planning  Expanded Internal & External Communications  Organizational changes ensure Cheniere will continue to be nimble and able to quickly capitalize on commercial opportunities in various global commodity price environments 8

Engineering & Construction and Operations  Execute on construction of LNG platform safely, on time, and on budget  Transition the trains from construction management to operations management safely, efficiently, and effectively  Identify and incorporate lessons learned • Cross-functional team working together to identify lessons learned during construction, commissioning, and operations • Implement improvements and optimize processes across trains and locations  Build operational best practices to increase LNG production reliability and efficiency • Identify bottlenecks and areas of opportunity to maintain maximum performance • Execute on efficiencies to maximize production • Develop longer-term capital investment strategy to alleviate bottlenecks  Leverage expertise and brownfield advantage to explore expansion opportunities • Sabine Pass and Corpus Christi brownfield expansions 9

Financial and Commercial  Disciplined long-term financial strategy enables expansion opportunities for future cash flow growth at attractive return hurdles  Contracted cash flows, strong balance sheet and liquidity, and SPL’s investment grade ratings provide optionality and lower costs for future financing needs • No long-term debt maturities until 2020 • Investment grade ratings for SPL from Fitch and S&P  Financial and Commercial teams working together to offer innovative and competitive contract structures to customers • Ready to deliver now on either FOB or DES terms, which allows greater flexibility and creativity • Ability to offer contracts on a range of terms, quantities, and tenors • Willingness and ability to invest strategically along LNG value chain to enhance and support core LNG platform  Full Service LNG offering to underwrite new liquefaction capacity • U.S. gas supply management, LNG operations, LNG marketing and shipping • Global origination team 10

Existing Capacity Newly Operational Under Construction 0 50 100 150 200 250 300 350 400 450 500 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Market tightening Cheniere Ideally Positioned to Capitalize on Tightening LNG Market  The global LNG market is expected to need new competitive supplies to fill the approaching supply/demand gap  LNG projects under construction are not expected to be sufficient to satisfy demand and ensure stability of prices; insufficient FIDs starting in 2015 present a risk to LNG buyers and an opportunity for Cheniere  With significant fully-permitted LNG capacity backed by construction and operating credibility, Cheniere is positioned to provide incremental low-cost supply of LNG 11 Source: Cheniere Research estimates; Wood Mackenzie historical figures. Projected Additional ~130 mtpa of LNG Supply Needed by 2030 New Supply Required

Leveraging Infrastructure and Expertise: A Key Competitive Advantage Leverage Existing Infrastructure to Enable Competitive, Incremental Liquefaction Capacity  Able to leverage existing network to supply incremental gas to feed additional trains • Significant investment in infrastructure – one of largest firm pipeline transportation capacity holders in U.S. with more than 5 Bcf/d of firm capacity on 8 pipeline systems • Early mover advantage – difficult and costly to replicate  Control of significant gas infrastructure • Supply diversity through access to key basins • Procurement redundancy to ensure plant reliability • Access to gas storage to manage varying production levels and unplanned outages  Premier LNG provider with proven track record and economies of scale • ~$30 billion of project capital raised • Project execution ahead of schedule and within budget • Experienced workforce  Uniquely able to leverage existing infrastructure and add incremental liquefaction capacity • Site • Utilities • Marine Facilities • Pipeline • O&M Infrastructure 12

Sabine Pass Expansion Sabine Pass Property Allows for Major Expansion of Cheniere’s Existing Footprint Artist’s rendition Train 6  Fully permitted  Attractive expansion economics Potential Expansion  Rights to additional 524 acres of land east of Sabine Pass site  Existing footprint allows third LNG berth  Space to approximately double existing capacity 13 TBU Trains 1, 2 & 3 In Operation Train 4 Commissioning Train 5 Under Construction Additional Land for Potential Expansion Train 6 Fully Permitted Existing Operational Facility

Additional Land for Potential Expansion Stage 3 In Development Stage 2: Train 3 Fully Permitted Stage 1: Trains 1 & 2 Under Construction Corpus Christi Expansion Corpus Christi Property Allows for Major Expansion of Cheniere’s Existing Footprint Stage 2  Train 3 fully permitted, partially commercialized  Brownfield economics with significant infrastructure already installed Stage 3  Trains 4 and 5 permitting process initiated Potential Expansion  Recently acquired rights to additional 404 acres of upland and waterfront property adjacent to Corpus Christi site  Space to approximately double existing capacity 14

15 Midscale Project Overview – FEED Initiated  Began Midscale project evaluation in early 2016  Reviewed 18 proposals from potential contractors  KBR/Siemens/Chart Consortium approved to continue with full FEED and EPC proposal to be completed September 2017  Initial capital cost estimates are competitive with Corpus Train 3; full lifecycle cost analysis is in process  Midscale Project encompasses up to 7 LNG trains that could leverage existing sites and infrastructure  Modular design would provide 1.4 mtpa of expected LNG production capacity per train, for a total potential expected capacity of 9.8 mtpa if all 7 trains were built, with an expected footprint comparable to 2 large liquefaction trains Artist Rendition 7 Midscale Trains

Key Takeaways 16 Ability to leverage sites, infrastructure, and expertise to double LNG capacity 1 One of largest pipeline capacity holders and largest gas buyer in U.S.  Early mover advantage  Scale and purchasing power  Incremental opportunity to capture margin  Facilitates FOB/DES deliveries to customers  Enhances monetization of excess capacity versus tolling 2 Delivering LNG today on flexible terms  Cheniere Marketing one of largest global marketers of spot cargoes  Facilitates relationship-building and operational credibility with customers  Allows early offer of term deals 4 Financing flexibility with highly visible cash flow commencing near-term 3 Plant Performance  Focus on operational excellence and readiness preparedness  Identify and address train performance bottlenecks  Appropriately fund and maintain sites and equipment for first quartile performance  Execute annual production plans safely, efficiently, and reliably 5 Cheniere’s LNG Platform Creates Competitive Advantages on Multiple Fronts

FINANCIAL STRATEGY AND GUIDANCE Michael Wortley, EVP and CFO

Table of Contents 18 Where We’ve Been I Long-Term Balance Sheet Strategy II Liquidity Summary III Financial Projections and Capital Allocation Strategy IV Strategic and Competitive Considerations V Appendix VI

Current Cheniere Corporate Structure 19 Cheniere Energy, Inc. (“CEI”) (NYSE MKT: LNG) Cheniere Energy Partners, L.P. (“CQP”) (NYSE MKT: CQP) Sabine Pass LNG, L.P. (“SPLNG”) Sabine Pass Liquefaction, LLC (“SPL”) Creole Trail Pipeline, L.P. (“CTPL”) Cheniere Energy Partners LP Holdings, LLC (“CQH”) (NYSE MKT: CQH) Corpus Christi Liquefaction, LLC (“CCL”) Cheniere Corpus Christi Holdings, LLC (“CCH”) Cheniere Corpus Christi Pipeline, L.P. / GP, LLC (“CCPL”) CQP GP & IDRs Cheniere Marketing, LLC (“CMI”) SEC Filers Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere

CHENIERE ENERGY, INC. WHERE WE’VE BEEN I

Financial Priorities: Past and Present 21 Prior Goals (Last 2 Years) Evolve Capital Structure and Execute Achieve Investment Grade (“IG”) Ratings at Sabine Pass Liquefaction, LLC • S&P upgraded SPL to investment grade at BBB- in September 2016 • Fitch rated SPL investment grade at BBB- (initial rating) in January 2017 • Moody’s upgraded SPL to Ba1 (Positive Outlook) in December 2016 Term out remainder of 2020 SPL credit facility and launch inaugural Cheniere Corpus Christi Holdings, LLC bond offering • ~$10bn of bonds issued at SPL and CCH in last ~2 years Enhance and ensure fortress liquidity across Cheniere Energy, Inc. complex • ~$0.9bn of unrestricted CEI cash as of 12/31/16 • Fully termed out 2020 SPL credit facility, expected to permit distributions of excess cash flow at SPL by end of 2017 • $1.2bn SPL working capital facility closed in September 2015 • $115mm Cheniere Energy Partners, L.P. revolver secured in February 2016 • $350mm CCH working capital facility closed in December 2016 for gas procurement credit support • $750mm CEI revolver closed in March 2017 Enhance financial transparency • Began hosting quarterly earning calls in Q3 2016 • Host analyst day and provide additional financial guidance (near term and run-rate) Present Goals Reinvest and Return Capital Reinvest and return capital while maintaining long term sustainable balance sheet • Fortress liquidity and sustainable leverage priority #1 • Projected returns via share or unit repurchases will be benchmark against which capital allocation decisions measured Analyze opportunities to reduce complexity of corporate structure • Acquired additional 2.6% ownership of Cheniere Energy Partners LP Holdings, LLC from reverse inquiries after termination of CQH buy-in efforts Opportunistically spread out debt maturities to better match annual cash flows • Plan to reduce CQP and CCH bank debt maturity towers opportunistically and free up bank capital for future growth    

Where We've Been: Sabine Pass Ratings Momentum

Historical SPL Ratings Movement



Baa1 / BBB+
Baa2 / BBB
Baa3 / BBB-
Investment Grade
Ba1 / BB+
Ba2 / BB
Ba3 / BB-
December 21, 2016
▪ Moody's upgrades SPL to Ba1 (Positive) from Ba2
April 28, 2016
▪ Moody's upgrades SPL to Ba2 from Ba3
September 12, 2016
▪ S&P upgrades SPL to BBB- (Stable) from BB+
January 9, 2017
▪ Fitch issues initial SPL rating of BBB- (Stable)
Ba3
+1 Notch
+1 Notch
Ba1 (Positive)
BB+
+1 Notch
BBB- (Stable)
BBB- (Stable)
Moody's
S&P Global Ratings
FitchRatings

5 upgrades across entire Cheniere complex in past 16 months along with new IG rating by Fitch
Ratings improvement reflective of SPL construction progress and successful operations of Trains 1 and 2

- Underlying project progress has resulted in ratings improvement across complex
  - CEI upgraded to BB- from B+ by S&P in January 2016
  - SPLNG upgraded to Ba2 from Ba3 by Moody's in April 2016

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CHENIERE

5.875% 5.0% 5.0% 4.2% 7.0% 5.875% 418 bps 331 bps 235 bps 185 bps 529 bps 349 bps 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% SPL 2026s SPL 2027s SPL 2037s SPL 2028s – CCH 2024s CCH 2025s Jun-16 Sep-16 Feb-17 Mar-17 – May-16 Dec-16 Coupon G-Spread at Issue Where We’ve Been: Spread Compression 23 Historical G-Spread(1) at Initial Issuance (Last 12 Months) Strong performance against stated objectives and construction milestones has been rewarded in the credit markets Sabine Pass Liquefaction, LLC Corpus Christi Holdings, LLC (1) Represents spread to 10-year U.S. Treasury note except for SPL 2037s, which represents spread to a Treasury yield based on weighted-average life

$8 .4 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 CCH - Credit Facilities $1 .2 5 $1 .5 $6 .0 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 CCH - Credit Facilities CCH - Senior Notes $1 .7 $0.4 $0.4 $4 .6 $5 .0 $2 .0 $1 .0 $1 .5 $2 .0 $2 .0 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 SPLNG - Senior Notes CTPL - Term Loan SPL - Credit Facilities SPL - Senior Notes $2.8 $2 .0 $1 .0 $1 .5 $2 .0 $2 .0 $1 .5 $1 .5 $1 .3 5 $0 .8 – $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 CQP - Credit Facilities SPL - Senior Notes Where We’ve Been: Maturity Profile Progression 24 CQP / SPL Debt Maturity Profile Progression: H1 2016 to Today Today Successfully refinanced SPL, SPLNG and CTPL in full and began CCH refinancing; no maturities until 2020 H1 2016 Today CCH Debt Maturity Profile Progression: H1 2016 to Today H1 2016 Projected SPL Run-Rate EBITDA Projected CQP Run-Rate Cons. EBITDA Projected CCH Run-Rate EBITDA Note: $ in billions. EBITDA is a non-GAAP measure. A reconciliation to net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 $14 $15 $16 $17 $18 $19 $20 $21 $22 $23 $24 $25 S ep -1 2 N ov -1 2 Ja n- 13 M ar -1 3 M ay -1 3 Ju l-1 3 S ep -1 3 N ov -1 3 Ja n- 14 M ar -1 4 M ay -1 4 Ju l-1 4 S ep -1 4 N ov -1 4 Ja n- 15 M ar -1 5 M ay -1 5 Ju l-1 5 S ep -1 5 N ov -1 5 Ja n- 16 M ar -1 6 M ay -1 6 Ju l-1 6 S ep -1 6 N ov -1 6 Ja n- 17 M ar -1 7 M ay -1 7 Ju l-1 7 S ep -1 7 N ov -1 7 Ja n- 18 M ar -1 8 M ay -1 8 Ju l-1 8 S ep -1 8 N ov -1 8 Ja n- 19 M ar -1 9 M ay -1 9 Ju l-1 9 S ep -1 9 N ov -1 9 Ja n- 20 M ar -2 0 M ay -2 0 C um ul at iv e sp en d to e nd o f p er io d ($ bn ) Current Spend - Total SPL and CCL Project Where We’ve Been: Construction Spend Progress 25 $23bn construction program initiated in 2012 progressing on-time and on-budget Unlevered Budget Spend Curve SPL & CCL spend as of March 2017: ~$19bn SPL & CCL % spent to date: ~83% SPL & CCL % contingency spent to date: ~29% SPL & CCL remaining spend as of March 2017: ~$4bn(1) SPL & CCL % remaining to spend: ~17% SPL & CCL % remaining contingency: ~71% SPL Train Completion vs. Guaranteed Dates Train 1: 5 months ahead of schedule Train 2: 10 months ahead of schedule Train 3: 3 months ahead of schedule ~$19B (1) Approximately $1bn spent year-to-date

CHENIERE ENERGY, INC. LONG-TERM BALANCE SHEET STRATEGY II

Balance Sheet Underpinned by Strong Counterparty Credits

Cheniere Counterparty Exposure

- All 20-year "take or pay" style SPAs with investment grade ("IG") counterparties
- Average portfolio rating of **A** / **A3** / **A** and **BBB** / **Baa2** / **BBB+** for SPL and CCL, respectively
- 100% of ~$4.3bn[2] of annual fixed fees comes from counterparties rated IG by at least two of the three major agencies (S&P, Moody's, Fitch)

Cheniere 11 External SPA Customers[1]



AA- to AA+ Rated 20.2%
A- to A+ Rated 20.3%
BBB- to BBB+ Rated 59.5%

SPA Customers

Sabine Pass Liquefaction	gasNatural fenosa (BBB / Baa2 / BBB+)	Shell (A / WR / A+)	KOGAS (AA- / Aa2 / AA-)	GAIL (NR / Baa3 / BBB-)	TOTAL (A+ / Aa3 / AA-)	centrica (BBB+ / Baa1 / A-)
Corpus Christi Liquefaction	gasNatural fenosa (BBB / Baa2 / BBB+)	PERTAMINA (BB+ / Baa3 / BBB-)	endesa (BBB / WR / BBB+)	IBERDROLA (BBB+ / Baa1 / BBB+)	woodside (BBB+ / Baa1 / BBB+)	EDF (A- / A3 / A-)

Note: Ratings denote S&P, Moody's, Fitch
(1) Shown as percent of annual fixed fees
(2) Annual third-party fixed fees from both Sabine Pass Liquefaction and Corpus Christi Liquefaction

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CHENIERE

Liquefaction Plants Operate for Longer Than 20-year SPA Period

- ~100 mtpa of operational LNG export capacity is 20+ years old
- Six (~66 mtpa) of these operational plants have run for >30 years



Kenai LNG
Location: Alaska, US
Capacity: 1.5 mtpa
Start Year: 1969
***Asset Age:* 48 years**
Algeria LNG
Location: Algeria
Capacity: 21 mtpa
Start Year: 1972 & 1978
***Asset Age:* 45 & 39 years**
MLNG
Location: Malaysia
Capacity: 18 mtpa
Start Year: 1983 & 1995
***Asset Age:* 34 & 22 years**
Brunei LNG
Location: Brunei
Capacity: 7.4 mtpa
Start Year: 1972
***Asset Age:* 45 years**
ADGAS LNG
Location: Abu Dhabi
Capacity: 5.6 mtpa
Start Year: 1977
***Asset Age:* 40 years**
Qatargas I
Location: Qatar
Capacity: 9.7 mtpa
Start Year: 1996
***Asset Age:* 20 years**
NORTH WEST SHELF
Location: Australia
Capacity: 17.6 mtpa
Start Year: 1989
***Asset Age:* 28 years**
Bontang LNG
Location: Indonesia
Capacity: 22 mtpa*
Start Year: 1977
***Asset Age:* 40 years**

- Only two LNG plants ever decommissioned after starting up: Algeria's Arzew plant and Libya's Marsa El Brega plant
  - Both ran for 40+ years and were brought offline because of political/upstream resource problems, not plant performance
- Indonesia's Arun LNG was turned into an import terminal to help satisfy growing domestic demand (36 years of export)

Source: Wood Mackenzie, Cheniere Research
Note: Bontang has not run near nameplate capacity for more than a decade because of gas supply shortfalls

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CHENIERE

Abundant Shale Gas Reserves Make Sustainable Price Increases Unlikely - 10 20 30 40 50 60 70 ($12) ($11) ($10) ($9) ($8) ($7) ($6) ($5) ($4) ($3) ($2) ($1) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 - 500 1,000 1,500 Years Supply2 $/MMBtu Tcf 29 800 Tcf producible below $3.00 Henry Hub (30 years)(1) 1,400 Tcf producible below $4.00 Henry Hub (51 years)(1); 500 Tcf added in less than 6 years $/Mcf Breakeven HH Price for Gas Resources 2010 IHSCERA Study 900 Tcf <$4.00 Source: IHS Shale Gas Reloaded, break-even price required to earn a 10% unlevered return (1) Estimated supply at 2015 consumption (2) Assuming 2015 U.S. Consumption of 27.3 Tcf ~800 Tcf <$3.00 ~1400 Tcf <$4.00

Long-term Capital Structure Plan 30  Utilize leverage capacity at CQP and CEI (the corporate levels) to delever SPL and CCH (the project levels) over the next 5-10 years  Debt incurrence test will force the deleveraging of SPL and CCH over time at 1.5x/1.4x DSCR  By migrating project debt up to CQP and CEI (subject to ≤ 5.0x decon. debt / EBITDA constraint), project level debt amortization requirements can be pushed out to the mid to late 2020s  Plan maximizes value to equity holders while adhering to indenture amortization requirements at the project levels  Investment grade ratings at the project levels and strong high yield (“HY”) ratings (BB / Ba) at the corporate levels can be achieved and maintained  This framework provides CEI significant free cash flow to invest and grow which can further defer substantial debt pay down, while at the same time returning capital to shareholders via share repurchases and/or dividends By taking advantage of leverage capacity at the corporate levels, project level debt amortization not required until the mid to late 2020s, even with no growth beyond 7 trains

Target Leverage for Projects and Corporates

Debt / EBITDA:

$$\frac{\text{Deconsolidated Debt Outstanding}}{\text{Annual Deconsolidated Contracted EBITDA}}$$

DSCR = Average Debt Service Coverage Ratio:

$$\frac{\text{Contracted EBITDA}}{\text{Scheduled Debt Service (Principal Repayments + Interest Payments)}}$$

Corporates

Cheniere Energy Inc.
(NYSE MKT: LNG)
"BB" Ratings Profile
5.0x Target Debt / EBITDA

Cheniere Energy Partners, L.P.
(NYSE MKT: CQP)
"BB" Ratings Profile
5.0x Target Debt / EBITDA

Projects

Cheniere Corpus Christi Holdings, LLC
"BBB" Ratings Profile
1.4x avg. Target DSCR

Sabine Pass Liquefaction, LLC
"BBB" Ratings Profile
1.5x avg. Target DSCR

CQP and CEI expected to have debt capacity to migrate up a portion of the project debt at leverage consistent with BB / Ba ratings at the corporate levels and BBB / Baa project ratings at SPL and CCH

31

Note: Chart represents simplified organizational structure. Contracted EBITDA is a non-GAAP measure – a reconciliation of net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

CHENIERE

Credit Ratings Policy

Reasons to maintain IG ratings at the project levels	**Reasons to maintain BB ratings at the corporate levels**

Reasons to maintain IG ratings at the project levels

- Project indentures already require amortization over time at IG credit metrics
- Reduce working capital credit support needs for gas procurement
- Depth of IG market will benefit pricing to refinance ~$20bn of project debt
- Constraints to be BBB / Baa:
  - Indenture incurrence covenants of 1.5x and 1.4x contracted average DSCRs during operations

Reasons to maintain BB ratings at the corporate levels

- Project ratings capped by agencies to be no higher than three notches above sponsor/owner ratings
- Demonstrated access to HY market for SPL, CCH and other BB midstream issuers
- No significant commodity purchasing activities outside of project entities requiring credit support or IG rating
- Constraints to be BB / Ba:
  - Maintain debt to contracted EBITDA ratios of ~5.0x (deconsolidated)
  - Target flexible on a temporary basis for acquisition or expansion-related indebtedness
  - Maintain ~7.0x consolidated leverage run rate

DSCR = Average Debt Service Coverage Ratio:

$$\frac{\textit{Contracted EBITDA}}{\textit{Scheduled Debt Service (Principal Repayments + Interest Payments)}}$$

Debt / EBITDA:

$$\frac{\textit{Deconsolidated Debt Outstanding}}{\textit{Annual Deconsolidated Contracted EBITDA}}$$

Note: Contracted EBITDA is a non-GAAP measure. A reconciliation of net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

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CHENIERE

Summary Amortization Requirements at Project Levels

($bn)	7 Trains without utilizing Corporate Debt Capacity	7 Trains utilizing Corporate Debt Capacity
SPL		
Debt Amortization Start at SPL (1.5x DSCR)	Early 2020s	Mid-Late 2020s
Migrated Debt to CQP (5.0x debt / EBITDA)	–	~$3.0 - $4.0
Debt at SPL (project)	$13.7	~$9.7 - $10.7
Debt at CQP (corporate)	$2.8	~$5.8 - $6.8
		Current plan until FID is reached on expansion trains
CCH		
Debt Amortization Start at CCH (1.4x DSCR)	Early 2020s	Mid 2020s
Migrated Debt to CEI (5.0x debt / EBITDA)	–	~$2.0 - $2.5
Debt at CCH[1] (project)	~$9.0 - $9.5	~$6.5 - $7.5
Debt at CEI[2] (corporate)	$0.5	~$2.6 - $3.1

Debt migration from the projects to corporates provides runway before amortization must commence at project levels; expansion trains can further defer amortization requirements

Note: Amortization does not include CQP credit facility amortization. EBITDA is a non-GAAP measure. A reconciliation of net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

(1) Includes projected future bonds to term out remaining CCH credit facility

(2) Assumes EIG Notes and RRJ Notes are converted into LNG equity during debt migration time period

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CHENIERE ENERGY, INC. LIQUIDITY SUMMARY III

$0.2 $0.9 $0.3 $0.3 $0.1 $0.8 $0.1 $0.1 $0.0 $0.3 $0.5 $0.8 $1.0 $1.3 $1.5 $1.8 $2.0 CQP CEI $bn CEI and CQP Available Liquidity 35 Cash on Hand(1) CEI Revolver Capacity Remaining SPL Contingency(3) Remaining CCH Contingency(3) Cash on Hand(1) Total: $0.8 billion Total: $2.0 billion CQP General WC Facility Capacity SPL General WC Facility Capacity(2) CCH General WC Facility Capacity Strong liquidity at CQP and CEI above and beyond project debt commitments and allocated contracted cash flow to more than cover the current 7-train program (1) As of December 31, 2016 (2) $75MM of $200MM SPL general working capital facility allocated for DSRA (3) As of February 28, 2017

Note: Assumes approximately 4.5 mtpa/train production case (1) Assumes current implied gross margin by CMI through 2019 and $2.50 gross margin thereafter, before 80/20 profit-sharing tariff with SPL/CCH $2.3 $0.6 $1.1 $1.2 $0.8 $1.3 $0.9 $0.8 $4.0 – $2.0 $4.0 $6.0 $8.0 Sources Uses $bn CEI Deconsolidated Five Year Sources and Uses 36 Available Cash Generation: 2017 – 2021 CEI G&A/Other/Interest Expense Management Fees Available Cash  Grow (CCH T3, etc.)  Buy back Stock  Pay Dividend CCH Distributions Sources: ~$6.5 billion CQP GP / IDR Distributions CMI Cash Flow(1) CEI Cash on Hand CQH Dividends and Tax Sharing Payments CCH Equity Contribution Agreement Uses: ~$6.5 billion ~$4.0 billion of cash available for distribution over the 5-year planning horizon

Capital Allocation 37 CEI Free Cash Flow Achieve Target Leverage 1.5x / 1.4x DSCR at Projects 5.0x Deconsolidated Debt / EBITDA at Corporates Grow Invest in the LNG value chain, anchored by expansions of brownfield sites Buy Back Stock Return on own stock will guide viability of other potential investments Pay Dividend Recurring or otherwise Projected returns via share repurchases will be benchmark against which capital allocations measured Further Debt Reduction Limited prepayable debt

CHENIERE ENERGY, INC. FINANCIAL PROJECTIONS AND CAPITAL ALLOCATION STRATEGY IV

Consolidated vs. Deconsolidated 39 CEI CCH Consolidated Deconsolidated SPL CQP and CQH SPLNG CTPL CMI CCPL CCL Minority Interest

2017 Guidance

($bn, except per share amounts or unless otherwise noted)	**2017**
CEI Consolidated Adjusted EBITDA	**$1.4 - $1.7**
Less: CQP/CQH Minority Interest	($0.3) - ($0.4)
Less: SPL and CQP Cash Retained / Interest Expense / Other	($0.6) - ($0.6)
Less: CQP Interest Expense	($0.1)
Less: CEI Interest Expense / Other	($0.0)
CEI Distributable Cash Flow[(1)]	**$0.5 - $0.7**
CEI Distributable Cash Flow per Share[(2)]	**$2.10 - $2.80**
CQP Distribution per Unit ("DPU")	**$1.70 - $1.90**
CQH Dividend per Share ("DPS")	**$0.90 - $1.10**

Target to provide forward-year guidance before year-end 2017

Note: Range is driven by CMI margin assumptions, train timing and production. Adjusted EBITDA, Distributable Cash Flow and Distributable Cash Flow per Share are non-GAAP measures. A reconciliation to net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

(1) Cash flow prior to CCH pro rata equity contribution from CEI per the CCH Equity Contribution Agreement

(2) Assumed share count of ~238mm shares

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CHENIERE

7 Trains ($bn, except per share amounts or unless otherwise noted) SPL T1-5, CCH T1-2 CEI Consolidated Adjusted EBITDA $3.8 - $4.1 Less: CQP/CQH Minority Interest ($0.9) - ($0.9) Less: CQP/SPL Interest Expense ($0.9) Less: CEI Interest Expense/Other ($0.0) Less: CCH Interest Expense ($0.5) CEI Distributable Cash Flow $1.5 - $1.7 CEI Distributable Cash Flow per Share(1) $5.40 - $6.30 CQP Distributable Cash Flow per Unit $3.00 - $3.20 CQH Distributable Cash Flow per Share $2.60 - $2.60 Run Rate Guidance: 7 Train Case 41 Run rate start date assumed to be first full year of SPAs for all trains (early 2020s) Note: Range driven by production. CMI margin assumed at $2.50/MMBtu, before 80/20 profit-sharing tariff with SPL/CCH. Interest rates at SPL and CCH for refinancings assumed to be 5.50% and 5.75%, respectively. Refer to appendix for additional detail on forecasting assumptions. Adjusted EBITDA, Distributable Cash Flow and Distributable Cash Flow per Share are non-GAAP measures. A reconciliation to net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix (1) Assumed share count of ~273mm shares; see appendix for conversion assumptions

Run Rate Guidance: Impact of Additional Train at CCH

Additional Run-Rate Distributable Cash Flow

($bn, except per share amounts or unless otherwise noted)	**7 Trains** *SPL T1-5, CCH T1-2*	*CCH T3*[(1)]	**8 Trains** *SPL T-5, CCH T1-3*
CEI Consolidated Adjusted EBITDA	**$3.8 - $4.1**	**$0.4 - $0.6**	**$4.2 - $4.7**
Less: CQP/CQH Minority Interest	($0.9) - ($0.9)	$0.0	($0.9) - ($0.9)
Less: CQP/SPL Interest Expense	($0.9)	$0.0	($0.9)
Less: CEI Interest Expense / Other	($0.0)	$0.0	($0.0)
Less: CCH Interest Expense	($0.5)	($0.1)	($0.7)
CEI Distributable Cash Flow	**$1.5 - $1.7**	**$0.3 - $0.5**	**$1.8 - $2.2**
CEI Distributable Cash Flow per Share	**$5.40 - $6.30**	**$1.00 - $1.70**	**$6.40 - $8.00**

Additional Debt Capacity

	7 Trains utilizing Corporate Debt Capacity	**CCH T3 Utilizing Corporate Debt Capacity**
CCH		
Debt Amortization Start at CCH	Mid 2020s	Late 2020s
Migrated Debt to CEI ($bn)	~$2.0 - $2.5	~$2.3 - $3.3
Debt at CCH[(2)]	~$6.5 - $7.5	~$7.5 - $9.0
Debt at CEI[(3)]	~$2.6 - $3.1	~$2.9 - $3.9

Run rate start date assumed to be first full year of operations for all trains (early 2020s)

Note: For CCH T3, range driven by % of train contracted, SPA price and production. CMI margin at $2.50/MMBtu, before 80/20 profit-sharing tariff with CCH. Run rate CEI share count ~273MM shares. Adjusted EBITDA, Distributable Cash Flow and Distributable Cash Flow per Share are non-GAAP measures. A reconciliation to net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix

(1) Assumes 60/40 debt/equity funding

(2) Includes projected future bonds to term out remaining CCH credit facility

(3) Assumes EIG Notes and RRJ Notes are converted into LNG equity during debt migration time period. See financial appendix for conversion assumptions

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CQP Distribution Philosophy

Pre-Completion of SPL T1-5

- CQP Class B units expected to convert and receive the Q3 distribution since Train 3 Substantial Completion has occurred
- SPL and CQP to retain cash to ensure adequate SPL project funding and debt service during construction (~$2.5bn of cash required to complete 5 train project)
- Increase in expected distribution within next 12 months, then plan to hold steady until run-rate period

Post-Completion of SPL T1-5

- **Contracted cash flows:** target distribution coverage of approximately 1.0x
- **CMI margins:** will vary over time, target distribution coverage greater than 1.0x to steadily smooth out distributions
- CQP will aim to achieve a run-rate steady distribution in the early 2020s
- May retain cash to fund additional SPL growth

CQP to maintain robust coverage of SPL project costs, debt service and CMI margins while facilitating ultimate goal of returning cash to unitholders

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CHENIERE ENERGY, INC. STRATEGIC AND COMPETITIVE CONSIDERATIONS V

Current Cheniere Corporate Structure


Cheniere Energy, Inc. (CEI) (NYSE MKT: LNG)
Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH)
CQP GP (& IDRs)
Cheniere Marketing, LLC (CMI)
Cheniere CCH Holdco II, LLC
Cheniere Energy Partners, L.P. (NYSE MKT: CQP)
Cheniere CCH Holdco I, LLC
Sabine Pass LNG, L.P. (SPLNG)
Creole Trail Pipeline, L.P. (CTPL)
Sabine Pass Liquefaction, LLC (SPL)
Cheniere Corpus Christi Holdings, LLC (CCH)
Total TUA (1 Bcf/d)
Chevron TUA (1 Bcf/d)
SPL TUA (2 Bcf/d)
SPL Firm Transport (1.5 Bcf/d)
BG SPA (286.5 Tbtu / yr)
Gas Natural SPA (182.5 Tbtu / yr)
KOGAS SPA (182.5 Tbtu / yr)
GAIL (182.5 Tbtu / yr)
Total (104.8 Tbtu / yr)
Centrica (91.3 Tbtu / yr)
CMI SPA
Corpus Christi Liquefaction, LLC (CCL)(1)
Cheniere Corpus Christi Pipeline, L.P. / GP, LLC (CCPL)
Pertamina SPA (79.4 Tbtu / yr)
Endesa SPA (117.3 Tbtu / yr)
Iberdrola SPA (39.7 Tbtu / yr)
Gas Natural (78.2 Tbtu / yr)
Woodside (44.1 Tbtu / yr)
EDF (40.0 Tbtu / yr)
CMI SPA
CCL Firm Transport (2.25 Bcf/day)

Opportunistically simplify corporate structure to achieve lower cost of capital and align shareholder interest

45

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere
(1) EDP Train 3 SPA of ~0.77 mtpa not shown

CHENIERE

New LNG Investment Considerations 46 Fundamentals that have evolved for Cheniere  Strong cash flows from first trains and corporate debt capacity enable flexibility • Portfolio management with contract ladder versus long-term only • Attractive foundation contracts with investment grade counterparties allow for initially higher leverage levels  High performance levels and focus on first quartile operating performance allow CMI the ability to optimize excess capacity • Train FID conditions precedent not necessary for new firm contracts • Marketing arm has flexibility to sell short, medium or long-term deals either FOB or DES Investment parameters going forward  Investment grade at the asset level is important  Targeting a benefit to cost ratio of 1 within 10 years for discretionary capital investment on a contractual basis  Assume conservative contracting levels for unsold capacity at FID to meet cost of capital  Retain flexibility to firm up / re-contract unsold capacity opportunistically to exceed cost of capital  Target no more than ~20% and no less than ~5% of portfolio excess LNG capacity remains open

Key Takeaways 47 Cheniere’s first mover advantage and successful financial and operational execution have Cheniere well placed for the next wave of new LNG build  No debt maturities until 2020  First three trains online ahead of schedule; remaining trains on time and on budget  Two world-class LNG sites with room to grow 1 Long-term balance sheet strategy creates 7-10 year run-way to reinvest cash flow to grow and de-lever the business  No material debt amortization required  Project DSCR metrics of 1.4x/1.5x and 5.0x corporate debt/EBITDA sustainable  New trains financed with operating cash flow can de-lever balance sheet and push out amortization requirements 2 Robust cash flow generation will enable Cheniere to both fund growth and return capital to shareholders  Cheniere will generate significant free cash flow: ~$4.0 billion of cash available over next five years  Projected returns via share repurchases will be benchmark against capital allocation decisions  Opportunities may arise over time to reduce complexity of corporate structure 3 Cheniere’s significant operational and commercial advantages along with its brownfield siting and financial flexibility enable Cheniere to add substantial LNG capacity over the next five years

CHENIERE ENERGY, INC. FINANCIAL APPENDIX VI

Forecasting Points 49 EIG Notes Conversion  CCH Holdco II Notes (EIG Notes) convert into ~20mm LNG shares in 2020 at estimated $94 / share (ultimate principal balance of ~$1.7bn) • Conversion at a 10% discount to LNG’s share price • Only 50% of the EIG Notes can be converted at initial conversion and subsequent conversions cannot occur for 90 days after conversion date RRJ Notes Conversion  CEI Convertible Unsecured Notes (RRJ Notes) convert into ~15mm LNG shares in 2020 at estimated $94 / share (ultimate principal balance of ~$1.4bn) Class B Conversion  CQP Class B units owned by Blackstone convert to ~200mm common units in Q3 2017  CQP Class B units owned by CEI/CQH convert to ~90mm common units in Q3 2017  As of December 31, 2016, CEI’s and CQH’s federal NOL carryforwards are equal to $3.8 billion and $1.7 billion, respectively  CQH tax sharing payments to CEI occur prior to CEI-level taxes • CQH’s NOL will be exhausted before CEI’s NOL which causes incremental free cash flow to CEI General Assumptions CEI Cash Tax Payments Begin Late 2020s CQH Tax Sharing Payments Begin Early 2020s 2020 - 2040 Tax Rate Percentage of Pre-Tax Cash Flow CEI High Teens CQH Mid 20%s

Insurance Summary 50  Property and Business Interruption – SPLNG, SPL and CTPL • Assets Under Construction • Trains 4 and 5 are insured by Bechtel until transfer of care, custody and control to Sabine • Assets in Operation • SPLNG, CTPL and SPL Trains 1-3 are insured under a Cheniere program • $3.5B limit for combined physical damage and business interruption coverage • Limit exceeds estimated probable maximum loss for an event at the site • Covers all perils including terrorism and damage resulting from a cyber event  Property and Business Interruption - Corpus Christi • Assets Under Construction • CCL assets insured by Bechtel during construction period • Construction All Risks(“CAR”) policy insures against physical damage from all perils (subject to sublimits for certain perils) • Delay in Start-Up (“DSU”) triggered by physical damage  Credit Facility and Indenture Insurance Requirementsa • SPL and CCH Facilities require robust insurance programs for each Borrower • Must insure property in an amount sufficient to cover a probable maximum loss and carry minimum third party liability limits established by Insurance Consultant to the lenders (at least $100MM) • Must report to lenders at each renewal and commencement of operations of each train • Insurance consultant or placing broker must certify that coverage complies with credit facility requirements and is in full force and effect • SPL and CCH Indentures require that each insure property with financially sound insurers and in an amount sufficient to cover a probable maximum loss • Across all programs (property, CAR, casualty, executive), Cheniere is insured by 65 providers

CHENIERE ENERGY, INC. April 19, 2017 ANALYST DAY

COMMERCIAL STRATEGY AND INITIATIVES Anatol Feygin, EVP and CCO

Table of Contents 53 Commercial Strategy and Initiatives I LNG Strategy and Communications – Andrew Walker, Vice President II Gas Supply – Corey Grindal, Senior Vice President III Commercial Operations and Asset Optimization – Eric Bensaude, Managing Director IV Origination – Ramzi Mroueh, Managing Director V

CHENIERE ENERGY, INC. COMMERCIAL STRATEGY AND INITIATIVES I

Commercial Group Organization – World Class and Performing Seven Groups United By Clear Objectives Serve our customers Maximize the value of our assets Underwrite new liquefaction capacity Gas Supply Commercial Structuring & Corporate Development Commercial Support & Integration Commercial Operations & Asset Optimization Origination LNG Strategy & Communications Business Development

 At current 3-train run rate, Cheniere is the largest physical natural gas consumer in the U.S.  7-train platform forecast to make Cheniere 2 to 3 times the next largest consumer  Cheniere holds capacity on most Gulf Coast interstate pipelines • Largest shipper on CTPL, Transco, KMLP  Projected to load almost 200 vessels in 2017  Top 7 LNG shipping capacity holder • Over 25 vessels chartered to date • Up to 10 vessels on the water simultaneously  Cheniere Marketing’s portfolio would make it a top 15 LNG market player stand-alone  Global footprint with offices in 5 countries  Advanced engagement with multiple counterparties in core market segments: portfolio, end user, and market development  Team has executed almost 30 mtpa of term offtake commitments  Enhance and support integrated LNG value chain  Downstream / Market Development • Chile: Octopus  Upstream / Supply • SCOOP & STACK: Midship pipeline Market Leading Position Along the Value Chain 56 Gas Supply Optimize and monetize excess cargoes; deliver to foundation customers Deliver term contracts to underwrite new capacity Invest along LNG value chain upstream and downstream of liquefaction Gas Supply Ensure reliable gas delivery to LNG facilities Commercial Operations & Asset Optimization Origination Business Development

Projected Company Ranking by LNG Sales in 2020 0 10 20 30 40 50 60 m tp a Projected Top LNG Suppliers by Company - 2020 Source: Cheniere Research, Wood Mackenzie Note: volumes include ‘equity’ LNG, third-party offtake and own project offtake. Tolling facility production reflected in offtaker volumes. Volumes for Projects Existing and Under Construction On Track to Be a Top-5 Seller Less Than 5 Years After First Cargo 57

U.S. LNG Expected to be Key in Satisfying Robust Global Gas Growth 58 Source: Cheniere Research, Global Data, World Bank, Wood Mackenzie Note: Conversion from GW to Bcf/d assumes thermal efficiency of 61% (1) China plans to grow share of gas to 15% by 2030; India in the next few years 0% 1% 2% 3% 4% 5% 6% Emerging Asia Africa Central Asia MENA Canada & US Latam & Caribbean Europe Asia Forecast GDP Growth Levels by Region 2015-2020 2021-2025 Emerging economies drive global growth and gas demand China and India plan to grow gas share from 6% to 15% in energy mix(1) Creative LNG contracting structures, competitive supplies & technology solutions alleviate risks and cost burden 0.0 1.3 2.7 4.0 5.4 6.7 8.0 9.4 10.7 - 10 20 30 40 50 60 70 80 2017 2018 2019 2020 2021 2022 2023 2024 2025 B cf /d G W Projected Gas-Fired Capacity Additions by Region 2017-2025 Africa Asia Europe Latam & Caribbean MENA

Cheniere Full Service a Structural Competitive Advantage Liquefaction Shipping/DES Sales LNG to Power U.S. Pipeline, Storage and Gas Supply  One of largest pipeline capacity holders in U.S.: more than 5 Bcf/d  More than $400 million in annual capacity payments  Manage intra-month volume variance and price exposure  3 trains in operation, 1 train in commissioning, and 3 trains under construction  All trains to date completed on time and within budget  Growing operational efficiency allows for seamless expansion of already permitted capacity  Cheniere Marketing delivered more than 25 cargoes from Sabine Pass by end of 2016  Chartered over 25 LNG tankers since startup  Cheniere Marketing has excess volumes ready to sell FOB or DES  Global origination team targeting LNG-to- power projects  Advantaged to provide full service LNG supply model  Opportunities along the LNG value chain to improve and optimize core LNG platform Feed Gas FOB sales DES sales 59

 Cheniere Marketing’s LNG portfolio is currently being marketed on a short, medium and long term basis  Excess volumes have seasonality with incremental volume available during the premium Northern Hemisphere winter – potential for marketing seasonal strips of cargoes  Firm volumes are used to structure term deals that require rapid time to market and increased flexibility in the initial stage of a term commitment  Capacity retained for optimization and operational flexibility  Build relationships and reputation of reliability and execution Cheniere Marketing: Robust Strategy for Excess Volumes 60

Global LNG SPAs Signed in 2016: A Buyer’s Market 61 0 1 2 3 4 5 6 m tp a New projects Existing/UC/Portfolio 10 7 5 1 0 3 0 2 4 6 8 10 12 < = 0.5 >0.5 to 1.0 >1.0 to 1.5 >1.5 to 2.0 >2.0 to 2.5 > 2.5 D ea ls mtpa 0 2 4 6 8 10 12 5 yrs >5 to 10 yrs >10 to 15 yrs>15 to 20 yrs m tp a LNG Deals by Volume LNG Deals by Term LNG Deals by Project Type • Deals aggregating ~25 mtpa signed • ~65% of deals signed were for volumes of 1 mtpa or less • Over 50% had terms at 10 years or under • Only 25% of volumes were signed against new projects 2016 Deal Highlights 0 5 10 15 20 25 30 35 40 45 2016 2030 Short- term Long or Mid- term JERA Portfolio Plan Source: Press reports, Cheniere Research, JERA No. of Deals 6 8 3 9 ST LT mtpa

Key Takeaways 62 Affordable, reliable U.S. and Canadian gas supply will supply growing global gas demand  Deep and liquid resource base ensures affordability and scalability of gas supplies  Cost curve continues to fall while resource base increases - 800 Tcf below $3.00/MMBtu  Approximately 30% increase in global natural gas demand forecast by 2030  LNG accounted for ~10% of global gas consumption in 2015; forecast to rise to almost 15% by 2025 1 Cheniere is a premier LNG provider with a proven track record and low-cost advantage  Performing on the foundation customers’ 20-year commercial agreements  Monetizing excess volumes through Cheniere Marketing  Capturing optimization opportunities upstream and downstream of the plant  Full service model with flexible contracts offers attractive optionality for buyers  Global reach, attractive cost structure, portfolio volumes available today and fully permitted brownfield expansions ensure Cheniere’s ability to capitalize on growth opportunities  Leverage reputation of reliability and execution 2 Cheniere Positioned to Leverage Platform and Deliver Growth World class team executing on our vision to become the premier global LNG provider and continuing to grow the platform

COMMERCIAL PANEL

CHENIERE ENERGY, INC. LNG STRATEGY AND COMMUNICATIONS II Andrew Walker, Vice President

Pacific Basin SPAs Atlantic Basin SPAs 0 50 100 150 200 250 300 350 400 450 500 2016 2018 2020 2022 2024 2026 2028 2030 Global LNG Demand vs. SPAs (mtpa) Global LNG Demand Estimate Existing Capacity Newly Operational Under Construction 0 50 100 150 200 250 300 350 400 450 500 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 LNG Demand vs. Supply (mtpa) Market tightening New Supply (127 mtpa) 65 Source: Cheniere Research, Global Data, World Bank, Wood Mackenzie Global LNG market needs competitive new supplies to fill the approaching supply gap Expiration of contracts will result in significant portfolio gaps ~90 mtpa of recontracting demand in addition to underlying market growth LNG Fundamentals are Supportive of Long-Term Growth  Projects under construction not sufficient to satisfy growth and ensure stability of prices  Expiring contracts create incremental opportunity, especially in Asia Total Uncommitted Demand (214 mtpa)

-10 0 10 20 30 40 50 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 mtpa LNG Capacity FID Incremental supply Forecast Source: Cheniere interpretation of Wood Mackenzie data (Q4 2016)  LNG projects have long lead times from sanction to first LNG – generally 4-6 years  Long lead time to new supply means once the market is tight it will take 4+ years for supply to adjust  Cheniere ideally positioned with two fully-permitted trains Elevated Rate of FIDs Low Rate of FIDs Low Rate of FIDs? Elevated Rate of FIDs FID slowdown started in 2014 - setting up a tightening cycle post- 2020 66 Cheniere Has Speed To Market Advantage as Balance Tightens

$7.5 $8.6 $11.4 $12.2 $10.4 $8.5 $9.6 $12.2 $13.2 $13.2 $5 $10 $15 $20 Cheniere Gulf Coast Southeast Asia Western Canada Northwest Australia East Africa LN G P ri ce s ($ /M M B tu ) 67  U.S. natural gas is abundant and cost competitive with other sources of global supply  U.S. Gulf Coast liquefaction project costs are also significantly lower due to less project development needed and access to affordable and skilled labor  Estimated delivered LNG cost to Asia from Cheniere expansion trains is competitive compared to other proposed new build LNG projects in Asia, Canada, Australia and Africa Representative onshore projects; estimated breakeven LNG pricing range, delivered at terminal in Asia Source: Cheniere interpretation of Wood Mackenzie data, company filings and investor materials. Note: Breakeven prices derived assuming unlevered after-tax returns of 8% for U.S. projects and 10% on all other projects over construction plus 20 years of operation at 90% utilization. Henry Hub at $3.00/MMBtu and shipping charter cost at $80,000 / day Cheniere Offers Low Cost Incremental LNG Liquefaction Capacity Greenfield Projects Expansion Projects Estimated New Build LNG Project Breakeven Supply Cost

Emerging & New Markets Forecast to Underpin LNG Demand Growth 68 Source: Cheniere Research, Cheniere interpretation of Wood Mackenzie data (Q4 2016) 0 50 100 150 200 250 300 350 400 2005 2010 2015 2020 2025 2030 Bunkers Atlantic Africa Europe N. America S. America 0 50 100 150 200 250 300 350 400 2005 2010 2015 2020 2025 2030 mtpa JKT China India Other Asia Asia and Middle East LNG Demand Atlantic Basin LNG Demand mtpa  Global LNG demand doubled since 2004 and is expected to grow at similar rates to 2030  Asian markets will continue to anchor new LNG capacity, but focus changing  Europe to play a growing role in balancing the market; its reliance on LNG expected to increase to manage declining domestic supplies, variability in pipeline imports and incent solid fuel displacement

Floating Regasification Continues to Unlock New Markets

- Price environment, technological solutions and LNG availability encouraging access
  - New importing markets and emerging new players entering the market creating a more diversified buyer pool with need for more tailored, creative structures
- FSRUs playing a key role
  - Of the 24 new LNG markets since 2005 (first FSRU), 14 were enabled by FSRUs
  - Reduced infrastructure = lower capital cost & faster time to market (6-7 months at Ain Sukhna, Egypt)


Canada
United States
Brazil
China
India
Australia
2017
Existing
= 25, ~95 MTPA capacity
Ordered/Available*
= 9, ~38 MTPA capacity
Proposed
= ~40, ~100 MTPA capacity
LNGC loading at STS
FSRU Hoegh Gallant ~500 mmscfd
FSRU BW Singapore ~600 mmscfd

Sources: Cheniere Research, Wood Mackenzie, IHS Markit
**Ordered/Available includes FSRUs currently in use as trading vessels and firm shipyard orders*

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Key Takeaways 70 Despite robust supply growth in the near term, the global LNG market is expected to rebalance and start tightening from 2020 1 Market Remains Cyclical but Cheniere Positioned as Most Responsive New competitive supply capacity needs to be sanctioned soon to replace maturing supply and satisfy forecasted demand growth post-2020 2 Largest demand wedge expected from price sensitive markets in emerging economies, especially in Asia 3 Current low price environment is increasing demand growth and FSRU solutions accelerate LNG access for new markets and new entrants 4 Expiration of contracts creates additional demand in mature markets 5 Cheniere offers buyers cost-competitive, flexible and reliable supplies 6

CHENIERE ENERGY, INC. GAS SUPPLY III Corey Grindal, Senior Vice President

Establish counterparty / market liquidity  Transacted with 68 counterparties in 2016 Pipeline capacity contracted at terminal level  Pipeline capacity contracted upstream of terminal  Term gas purchases into pipeline capacity  Delivered 230,000,000 MMBtu to the terminal in 2016; still over 50% under contract People, processes, systems  Right people, operating for over a year. System is scalable Gas Supply Guiding Principles Continued Execution of Our Core Strategy 72

Sabine Pass Liquefaction Gas Supply 73  Delivered over 300 TBtu to the terminal with 99.9% scheduling efficiency  Outperformed delivered supply cost target of 105% of Henry Hub  Assets in place enable effective management of changing day-to-day plant consumption related to commercial operations and commissioning; supply volumes have experienced day-over-day volatility of 200,000+ Dth/day  Storage assets and relationships with infrastructure partners have been key to managing dynamic volume requirements  Pine Prairie storage deal will ensure that assets are in place to manage growing portfolio 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 TB tu /d ay Pipeline Volumes Delivered to Sabine Pass Liquefaction CTPL deliveries to SPL NGPL Deliveries to SPL Transco deliveries to SPL

Managing Changing Feed Gas Needs 74 1.6 1.8 2.0 2.2 2.4 Weds Jan 11 Thurs Jan 12 Fri Jan 13 Sat Jan 14 Sun Jan 15 TB tu Expected Sabine Pass Feed Gas Requirements for January 15, 2017 Production forecast and daily flows can be highly variable Adjustments to Production Forecast During Train 3 Commissioning Actual E&C Contractor Estimates

75 Sabine Pass Gas Supply Infrastructure Advantage Transportation into SPL (TBtu/day) Pipeline Contracted Capacity Total Capacity CTPL 1.530 1.530 NGPL 0.550 0.750 Transco 1.200 1.500 KMLP 0.600 1.200 Total 3.880 4.980  Diverse and redundant pipeline network has allowed SPL to adapt to changing market conditions and manage upstream interruptions  SPL has transacted at 36 different locations on 13 different pipelines  SPL has ~25% redundancy on pipeline deliverability to the terminal Sabine Pass Facility C TP L

Establish counterparty / market liquidity  Currently enabled with 80 market participants Pipeline capacity contracted at terminal level  Contracted for Train 1 and Train 2 load Pipeline capacity contracted upstream of terminal  Continue to evaluate options for Train 3 Term gas purchases into pipeline capacity In Progress 2017 goal: purchase term supply into pipeline capacity Procure power from the grid  Power contract in place, working with supplier to hedge People, processes, systems  Extending the SPL model to CCL Corpus Christi Liquefaction Gas Supply Following the Sabine Pass Model 76

Corpus Christi Liquefaction Pipeline Infrastructure Secured  Sufficient firm pipeline capacity for Train 1 and Train 2 operations secured  Once CCPL is completed by end of 2017, Gas Supply ready to commission pipeline and compression needed for CCL commissioning in 2018  CCL has built out a geographically diverse infrastructure portfolio that reaches back to multiple supply sources  Building multiple paths into CCPL  Prepared for execution of additional commitments when commercialization of Train 3 is reached 77 NGPL Tennessee Gas HPL KM Tejas Transco Potential Supply Points

Key Takeaways 78 People, systems, and processes are in place to manage supply and logistics  Scalable, difficult to replicate  Management of intra-month price and gas supply volatility requires fully staffed trade floor in- tune with plant operations  Competitive pipeline capacity and term supply procurement requires expertise 1 Supply and trading infrastructure platform can service all commercialized liquefaction capacity and support future growth  Redundancy ensures reliability  Market touch and leading position leads to future supply plan development and opportunities – Midship pipeline development is an example  SPL’s and CCL’s comprehensive platform will be key as the market changes and additional LNG projects come to market 2

CHENIERE ENERGY, INC. COMMERCIAL OPERATIONS AND ASSET OPTIMIZATION IV Eric Bensaude, Managing Director

Commercial Operations & Asset Optimization Organization 80 Liquefaction Asset Optimization Long-Term Short/Medium-Term Monetize Excess Volumes Short-Term Customers Long-Term Customers  Commercial Operations Deliver into SPA Scheduling Customer Relationships Manage Risk Maximize Margin Capture Optimize Portfolio Institutionalize Procedures HOUSTON LONDON Note: Representative sample of short- and medium-term customers.

Foundation Customer Deliveries 81 More than 100 Cargoes Loaded from Sabine Pass, with Over 50 to Foundation Customers 0 5 10 15 20 25 Projected Foundation Customer Deliveries KEY MILESTONES Achieved Contracted  September 16, 2016 • GNF Pre-commercial  November 15, 2016 • BG DFCD  June – November 2017 • Kogas DFCD  July – December 2017 • BG Tranche 2 DFCD  August 2017 – January 2018 • GNF DFCD Note: Contracted dates reflect DFCD windows as defined in SPAs.

0 1 2 3 4 $/ M M B tu Historical Margins Asia Margin Europe Margin Seasonality Can Impact Short-Term Margins 82 Lower margins in forward curve: • Weaker oil and coal prices • Warm weather sensitivity • Additional LNG production ramping up Drivers that moved margins last winter: • Low Korean stocks and cold start of winter • Nuclear issues in France, Korea and Japan • Coal and oil price rallies • LNG plant outages in Australia, Angola, Algeria and Brunei • Low hydro and storage stocks in Iberia • Very warm U.S. during winter months CMI lifted 25 cargoes in 2016 Source: Cheniere, Heren, Bloomberg Note: Historical margins as shown are calculated from public market prices and do not purport to represent CMI sales margins 2016 YTD 2017 Asia 1.6 1.9 Europe 1.0 1.0 Average Spot Margins ($/MMBtu)

Cheniere is One of the Top 5 LNG Shippers 83 Oak Spirit transiting new locks at Panama Canal Jan’17  Over 25 vessels chartered • Ranging from 138,000 m3 to 174,000 m3 • 1,500 days in 2016 • 11 ship owners and 5 portfolio players  8 vessels on a multi-month basis  16 vessels for spot voyages  Peak of 10 vessels on the water at once  Owners Dynagas, Teekay, Stena, GasLog, MaranGas, Thenamaris, Tsakos  Second largest LNGC user of Panama Canal  Cheniere’s chartered fleet has transited the expanded locks over 50 times Cheniere 28% Shell 53% BP 3% Petrobras 3% Vitol 2% Gas Natural 11% Panama Canal Transits LNG Cargoes

Sabine Pass Cargoes Delivered to 19 Countries to Date 84 Sabine Pass LNG Facility Portugal Kuwait India Brazil Argentina Cargo Delivery Destination China Spain Sabine Pass Chile Mexico Jordan Dominican Republic Turkey Egypt Japan South Korea Italy UAE Source: DOE, Kpler Malta Pakistan

Optimization Example – Trade 1 Sabine LNG cost $3.25 / MMBtu Asia $7.00 / MMBtu Freight $2.50 / MMBtu Illustrative Cheniere Profit Calculation ($/MMBtu) Asia LNG price 7.00 Shipping cost to Asia (2.50) Cost of LNG from Sabine (3.25) Cheniere profit 1.25 85

Optimization Example – Trade 2 Freight $1.00 / MMBtu Americas $10.00 / MMBtu Asia cancellation fee $2.00 / MMBtu Sabine LNG cost $3.25 / MMBtu Illustrative Cheniere Profit Calculation ($/MMBtu) Americas LNG price 10.00 Asia cancellation cost (2.00) LNG price realized, net of cancellation 8.00 Shipping cost to Americas (1.00) Cost of LNG from Sabine (3.25) Cheniere profit 3.75 Optimization enhancement of +$2.50 / MMBtu 86

Key Takeaways 87 The right people in the right places with the right systems and processes to market excess volumes across the globe  Scalable to market additional growth capacity 1 Committed to deliver on commercial obligations to foundation and spot customers 2 Capturing global optimization opportunities and incremental margin through participating in all aspects of the LNG value chain  Advantage of Cheniere’s full-service business model 3 Enabling commissioning of trains within budget and ahead of schedule 4 Execution and reliable performance enables new customer relationships to capture term growth 5

CHENIERE ENERGY, INC. ORIGINATION V Ramzi Mroueh, Managing Director

Origination Group: A Strong Team in Place for Global Coverage 89 Singapore Houston, TX Santiago, Chile London, U.K. Origination Office Americas EMEA Asia Pacific Tokyo, Japan Nationalities Spanish, 7 French, 5 Chinese, 4 Russian, 3 German, 2 Arabic, 1 Dutch, 1 Hungarian, 1 Italian, 1 Japanese, 1 Malaysian, 1 Portuguese, 1 Languages USA, 5 UK, 3 Argentinian, 1 Bolivia, 1 Chinese, 1 Dutch, 1 French, 1 Hungarian, 1 Japanese, 1 Lebanese, 1 Singaporean, 1 Spanish, 1

- 50 100 150 200 250 300 350 400 450 500 2000 2005 2010 2015 2020 2025 2030 mtpa Demand Forecast to Grow More than 200 mtpa by 2030 Driven by Supplemental & Growth Markets 90 LNG Market Segmentation Traditional Flex Growth Supplemental Type Characteristics Locations Demand Growth (mtpa) Supplemental Countries with maturing indigenous resource bases require new sources of gas Indonesia Malaysia Egypt Pakistan Thailand Bahrain Southeast Europe... +85 Growth Growing economies seeking cleaner and more diverse fuel mix China India +84 Flex Seasonal / weather influenced and price sensitive demand Northwest Europe Brazil Argentina… +13 Displacement Diversifying energy mix away from oil / coal Caribbean countries Kuwait South Africa +20 Bunkering Adopting cleaner ship fuels due to stricter emission standards Singapore Gibraltar Tenerife… +8 Traditional Legacy importers with flat to declining demand Japan Korea Taiwan +12 Source: Cheniere Research Note: Projected demand growth between 2015 and 2030

Origination Model Designed to Serve 3 Segments of Opportunities 91 Cheniere Marketing’s Flexible Liquefaction Capacity Enhances Ability to Serve Evolving End User and Market Development Segments Competitively Traditional Supplemental  FOB deliveries  Competitive / price driven process  Able to underwrite large quantities  Growing consumption from smaller buyers driving demand aggregation Portfolio Segment Example Customers Characteristics End User: Asian Traditional Asian New European  DES deliveries  Market access and / or demand development  2 – 7 years of development work prior to first LNG delivery  Higher counterparty credit and execution risk  Requires patience and more internal resources Market Development  Combination of FOB & DES deliveries  Firm offtake depends on downstream market dynamics, contract expiries, contracting cycle momentum  Price index sensitive  Downstream demand uncertainty and timing

Key Takeaways 92 Cheniere professionals are strategically located across the globe to meet customer needs 1 Active ongoing contracting discussions with multiple counterparties in the three core market segments 2 Able to serve traditional portfolio customers as well as new end users in growth and development markets  Cheniere is able to use its existing liquefaction capacity to offer unique and rapid solutions to customers  Cheniere is able to provide solutions along the value chain: gas supply, LNG on an FOB or DES basis, and downstream market developments 3 Market fundamentals are firmly positive and support long-term LNG demand growth 4 Cheniere Ideally Positioned to Capture Significant Share of LNG Demand Growth

CHENIERE ENERGY, INC. April 19, 2017 ANALYST DAY

CONSTRUCTION, PIPELINE AND OPERATIONS PANEL

ENGINEERING AND CONSTRUCTION Ed Lehotsky, Senior Vice President

Engineering & Construction Team 96  Over 1,500 years of experience in construction of oil and gas facilities (~25 years average per person)  Over 750 years of total LNG experience (over 12 years average per person) Ed Lehotsky SVP, Engineering & Construction New Project Management Project Controls Corpus Christi Project Management Sabine Pass Project Management Business Development Midscale Project Management EPC Project Teams EPC Project Teams EPC Project Teams Planning and Cost Control; Engineering, Design, Document Control Project Interfaces and Support EPC Project Teams

Sabine Pass Liquefaction Construction Progress Trains 1, 2, and 3 in Operation, Train 4 Expected 2H 2017, Train 5 Expected 2019 Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Construction percentages complete as of March 31. 2017. DFCD Window Current Completion Schedule Progress Guaranteed Schedule Nov 2017 S ab in e P as s 2020 Aug 2019 2018 2019 2012 2013 2014 2015 2016 2017 Train 1 Train 2 Train 3 Train 4 Train 5  Stage 1 (Trains 1 & 2) complete with trains operational • First two trains completed 6 and 12 months ahead of guaranteed schedule, respectively  Stage 2 (Trains 3 & 4) 97.3% complete overall • Train 3 substantial completion occurred March 28, and Train 4 early commissioning began in March • Engineering and procurement 100% complete, construction 96.7% complete  Stage 3 (Train 5) 63.1% complete overall • Soil improvement and piling completed 3 months ahead of schedule • Engineering 99.2% complete, procurement 93.0% complete, construction 19.2% complete 97

Sabine Pass Liquefaction Project Execution – April 2017 Trains 1, 2 & 3 Operational Train 4 Commissioning Train 5 Under Construction Train 6 Fully Permitted

Corpus Christi Liquefaction Construction Progress Trains 1 & 2 Expected Completion 2019  Stage 1 (Trains 1 & 2) 59.1% complete overall • Engineering 100% complete, procurement 78.6% complete, construction 30.7% complete • LNG Tank A 59.5% complete, LNG Tank C 51.7% complete • Target substantial completion mid-2019, several months ahead of guaranteed completion dates and DFCD windows  Stage 2 (Train 3) fully permitted Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Construction percentages complete as of March 31. 2017. (1) DFCD first window period varies by SPA. DFCD Window Opens(1) Current Completion Schedule Progress Guaranteed Schedule 2020 1H 2019 C or pu s C hr is ti 2H 2019 2018 2019 2012 2013 2014 2015 2016 2017 Train 1 Train 2 99

Corpus Christi Liquefaction Project Execution – April 2017 Stage 1: Trains 1& 2, Tanks A & C, Marine Berths Under Construction Stage 2 Train 3, Tank B Fully Permitted

Sabine Pass Liquefaction & Corpus Christi Liquefaction

A Multi-Billion Dollar Investment in American Manufacturing

26 States
69 Manufacturers


Durham Geo Enterprises Inc.
WA
Flowserve
Ebara Pumps
GE Energy
Control Components
Gas Land Inc.
Cryoquip Inc.
Solar Turvines
TWP Inc.
McCrometer Inc.
Bently Nevada Inc.
NV
CA
UT
CO
Sundyne Corporation
Teledyne Instruments Inc.
NE
GE
MN
IA
Rosemount Inc. Chart
Milwaukee Valve
WI
IL
GE Energy P&W
OH
GE
Atlas Copco
Rotork Inc.
ITT Goulds Pumps
NY
MA
Chemineer
PA
Aquatech Int'nl
Chromalox
Calgon Carbon Corp.
WV
VA
Alfa Laval
GE Energy
KY
ABB
NC
BFG Industries Inc.
TN
Chromalox
SC
Smithflow Controls
Texas Sampling Inc
Spitax Sarco
OK
AR
AL
TX
LA
SPL
CCL
FL
Flowserve Corp
Puffer Sweiven, LP
Cummins Southern Plains
Goulds Pumps Inc.
Atlas Copco Compressors LLC
Ohmstede LTO
American Anchor Bolt
Commercial Metals Co.
Hudson Products
GE Oil & Gas
Adams Valves
Sulzer Chemtech USA
Newmens, Inc.
Fluidic Techniques
BGI Contractors
ACS-Amstico, Inc.
GLNG
CCI
Eaton
Konecranes
Yokogawa
Sundyne Corp.
UOP
Pax, LLC
Delta Environmental Products
Pax, Steel Inc.
Linde Ag
Petrochem
Southwest Filter Co.
Zeeco
Venton Mfg. Co, Inc.
Cameron Orbit Valves
Malema Sensors – Flow Control Sol.
Trane U.S. Inc.
Stellar Energy America Inc.

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CHENIERE

Construction Labor at Liquefaction Facilities 102 On-Site Workforce Peaking in Early 2017 at ~8,200 Approximately 78 million construction man hours and more than $7 billion in wages

Key Takeaways 103 First three trains at Sabine Pass facility transferred to Cheniere’s care, custody, and control ahead of schedule and within budget 1 Commitment to completing remaining four trains under construction  Safely  On time and ahead of contractual dates  On budget 2 Incorporate lessons learned to improve construction and commissioning processes 3 Cheniere Ideally Positioned to Capture Significant Share of LNG Demand Growth Multi-billion dollar investment in American manufacturing, with manufacturers in 26 states 4 Positioned to quickly engineer and construct Corpus Christi T3 and additional growth capacity 6 Long-term job creation in areas of operation 5

PIPELINES Chad Zamarin, Senior Vice President

Cheniere Pipeline Overview 105 Pipeline Mission  Ensure reliable supply and operational flexibility for Cheniere’s LNG terminals  Extend Cheniere’s supply reach to ensure basin and producer diversity  Develop attractive investments that enhance Cheniere’s integrated value chain Proposed Midship Pipeline • ~200 miles of 36” Proposed Pipeline • 1.0-1.4 Bcf/d to SPL or CCL Creole Trail Pipeline • ~94 miles of 42” Pipeline • 1.5 Bcf/d to SPL Corpus Christi Pipeline • ~22 miles of 48” Pipeline • 2.25 Bcf/d to CCL

Creole Trail Pipeline: Critical Infrastructure Serving Sabine Pass Overview:  94 miles of 42” pipeline, 53,000 HP of Compression  Interconnections with Trunkline, Transco and TETCO  Design Rate: 1,500,000 Dth/d  Centralized gas control operations  Can provide ‘swing’ capacity to assist in managing imbalances to terminal - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 D th /D Creole Trail Pipeline Flows to Sabine Pass Facility Safety:  Zero Lost Time, Reportable, and First Aid cases  Ongoing safety initiative; championing an “Own it; Live it” safety campaign  Annual safety summit and project specific safety alignment for employees and construction contractors  Actively leading in industry forums on pipeline safety matters 106

Creole Trail Pipeline Map 107 SABINE PASS LNG JOHNSON BAYOU METER STATION 53,000 HP GILLIS COMPRESSOR STATION

Corpus Christi Pipeline: Critical Infrastructure Serving CCL

Overview

- 22 miles of 48" pipeline, 1.5 miles of dual 36" header
- 73,000 HP compressor station – 2 Solar Titan and 2 electric driven Solar compressors
- 5 receipt meter stations and one delivery meter to CCL

Project Status

- Engineering complete; all drawings issued for construction
- Right of Way agreements reached with all landowners with no condemnations
- All construction contractors have ramped up construction with over 50% complete
- Project is ahead of schedule and within budget




2016
2017
Q3
Q4
Q1
Q2
Q3
Q4
Material Receiving
Compressor Station Construction
Pipeline Construction
Meter Stations Construction
Commissioning

108
CHENIERE

Corpus Christi Pipeline Map 109

Proposed Midship Pipeline: Extending and Diversifying Cheniere’s Supply Reach  200 miles of mainline and 33 miles of laterals originating in Kingfisher County, OK and terminating in Bryan County, OK  Initial capacity of 1 Bcf/d, expandable to 1.4 Bcf/d through addition of horsepower  Deliveries to Sabine Pass and Corpus Christi facilities through Cheniere’s existing NGPL FT capacity  Nine (9) receipt and four (4) delivery meter stations  Three (3) compressor stations totaling 56,600 HP 110 Key Regulatory Milestones Target Date FERC meeting to provide project overview 10/20/16 Initiation of Local, State, and Federal agency contacts 10/20/16 Submittal of FERC Pre-Filing Request Letter 10/28/16 FERC approval to proceed with Pre-Filing 11/9/16 4 Open Houses across project footprint 11/16/16 Filed draft Resource Reports 1 and 10 12/9/16 4 FERC Scoping meetings across project footprint 2/14/17 Filed remaining Resource Reports 3/16/17 File FERC 7(c) Application 4/28/17 Receive FERC 7(c) Certification Est. 2018 Expected FERC Notice to Proceed Est. 2018 0 1 2 3 4 5 6 2016 2017 2018 2019 2020 G as P ro du ct io n (B cf /d ) STACK (Cana Woodford) SCOOP Forecasted STACK/SCOOP Production (Bcf/d)* *Forecasted production from BTU Analytics.

Proposed Midship Pipeline Map 111

Key Takeaways 112 Develop attractive investments to enhance integrated, full-service LNG offering 1 Construct pipeline projects ahead of schedule and within budget 2 Operate critical infrastructure for our LNG facilities 3 Develop, Construct, and Operate Pipelines to Support LNG Value Chain Leverage position as significant pipeline capacity owner and physical gas buyer to identify investment opportunities in domestic pipeline infrastructure in support of the growth of our core liquefaction business

OPERATIONS Doug Shanda, Senior Vice President

Operations Organization

Management and Support

- SVP, Operations
- Operations
- Operations Support
- Health and Safety
- Technical Services
- Marine Services

Full Headcount ~30

SVP, Operations – Douglas Shanda, **23 years of experience with 10 in LNG**

Total Operations liquefaction experienced employees have combined ~1330 years of experience with ~800 years in liquefaction operations from 23 facilities around the world

Sabine Pass

- VP and GM, Operations
- Production
- Maintenance and Reliability
- Technical Services
- Health, Safety, Security and Environmental
- Marine
- Outage and Maintenance Planning
- Operations Support
- Training
- Human Resources
- IT

Full Headcount ~470 plus ~330 contractors

VP and GM, Sabine Pass – Aaron Stephenson, **31 years of experience with 12 in LNG**

Liquefaction employees with ~610 years experience, including ~360 years' liquefaction experience; operators average 14+ years of liquefaction operations experience with Optimized Cascade

Corpus Christi

- VP and GM, Operations
- Production
- Maintenance and Reliability
- Technical Services
- Health, Safety, Security and Environmental
- Marine
- Outage and Maintenance Planning
- Operations Support
- Training
- Human Resources
- IT

Full Headcount ~280 plus ~200 contractors

VP and GM, Corpus Christi – Ari Aziz, **23 years of experience with 10 in LNG**

Liquefaction employees with ~555 years experience, including ~360 years' liquefaction experience; operators average 14+ years of liquefaction operations experience with Optimized Cascade

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CHENIERE

Liquefaction Capacity 115 How do we define nominal production capacity?  Nominal production capacity is the approximate expected capacity before adjustments, which include: • Planned maintenance • Reliability • Over design • Debottlenecking • Process conditions Are the adjustments the same for Sabine Pass and Corpus Christi?  Most of the adjustments are expected to be similar except planned maintenance Is capacity the same every year?  Capacity for each train varies year to year mainly due to the amount of planned maintenance • Planned maintenance is driven mainly by turbine maintenance • Minor variations due to reliability or weather conditions may occur

Liquefaction Capacity 116 4.5 mtpa Maintenance Adjustments Reliability Adjustments 4.3 mtpa 4.6 mtpa Planned Maintenance Unplanned Maintenance Nominal Capacity Adjusted Capacity What adjusted capacity can be expected from Cheniere’s 7 trains?  Adjusted nominal capacity is expected to range between 4.3 and 4.6 mtpa in run-rate years • Preliminary overdesign assessment in progress; require warm weather data • Low end is driven by years with major planned maintenance • Debottlenecking opportunities have been identified from Sabine Pass operating trains Debottleneck Overdesign Process Conditions

Performance Versus 115% of HH How do we measure performance?  Performance is measured as a percentage to LNG Produced (%) • Defined as the percentage of feed gas utilized, converted to condensate, or lost plus realized price in the supply and transportation of feed gas and production of LNG versus the total LNG produced • Initial allocation of 15% based on the 115% of HH; 5% for supply and 10% for facility usage What drives the performance?  Gas supply • Transportation fuel usage • Losses in transportation  Facility • Weather • Startups and shutdowns • Equipment performance What performance is expected on a volumetric basis?  Based on early results, facility is expected to average ~9% to 9.5%  Supply is expected to average ~1% to 1.7%, not including price advantages 117

Facility Maintenance  Maintenance requirements for a liquefaction facility • Refrigerant turbines, compressors and ancillary equipment package represents the majority of maintenance • Covered by a Contractual Services Agreement (CSA) with GE • Pipeline quality gas and no front end liquids removal unit reduce maintenance • Process is clean and non-corrosive so equipment and piping have long service life • No dedicated upstream facilities such as liquids removal units, gathering systems or wells • Maintenance CAPEX is greatly reduced  GE CSA covers planned maintenance on the refrigerant gas turbines, compressor and ancillary equipment • Cost is a fixed fee and is included in the operations and maintenance expenditures • Includes repair and replacement of wear parts and major components • 6-year full maintenance cycle which includes replacement of full turbine and wear parts on compressors 118

Key Takeaways 119  Experienced Operations leadership team and site teams 1  Current guidance for expected adjusted nominal capacity of 4.3 to 4.6 mtpa 2  Debottlenecking opportunities identified 3 Operational Excellence to Maximize Production Performance  Facility gas utilization performance expected to average 9% to 9.5% of HH, supply expected to average 1% to 1.7% of HH excluding price advantages 4  Major maintenance costs covered by fixed cost contract for repair and replacement of wear parts and major components 5  Expected low capital maintenance costs due to gas supply 6  Positioned to scale quickly, efficiently, and effectively for additional liquefaction capacity at both existing sites 7

CHENIERE ENERGY, INC. April 19, 2017 ANALYST DAY

CLOSING REMARKS Jack Fusco, President and CEO

Cheniere's Existing LNG Platform Creates Advantages for Growth

Construction

- Significant infrastructure investment at Corpus Christi and Sabine Pass sites
  - Site preparation
  - Utilities
  - Storage
  - Shipping
- Additional expansion at very competitive investment: ~$500-600/ton[(1)]
- Positioning both sites for future growth

Operations

- Ability to scale quickly and effectively
- Scale helps reduce operating expense –
- Operating expense associated with expansion trains ~30% of initial train
  - $60 - $70mm/year of savings moving from T1 to each incremental train
- Leverage existing gas procurement infrastructure and early mover advantage
- Ability to scale quickly and effectively

Finance

- Lower capitalized financing costs
  - Initial Interest during Construction and Financing Fees are ~$200/ton; not required for initial expansion
  - Funding construction from DCF significantly reduces these costs and reduces leverage metrics
- Highly visible and significant cash flows provide financing flexibility

Commercial

- Expected excess Cheniere Marketing capacity across 7 train platform allows LNG deliveries now
- Conditions precedent flexibility – portfolio sales
- Tenor flexibility – short, medium, long term
- Counterparty credit flexibility based on price & payment terms

(1) Includes EPC and owner's cost

122

CHENIERE

CHENIERE ENERGY, INC. April 19, 2017 ANALYST DAY

APPENDIX

Reconciliation of Non-GAAP Measures 125 Regulation G Reconciliations  In addition to disclosing financial measures in accordance with U.S. GAAP, the accompanying presentation contains non-GAAP financial measures. EBITDA, Adjusted EBITDA, Contracted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non- GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. EBITDA / Adjusted EBITDA  EBITDA is computed as net income (loss) before net income (loss) attributable to the non-controlling interest (for CEI), interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA, adjusted for certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, as detailed in the following reconciliation. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.  We believe Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management’s evaluation of business performance. We believe Adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, the exclusion of certain non-cash items, other non-operating income or expense items, and items not otherwise predictive or indicative of ongoing operating performance enables comparability to prior period performance and trend analysis.  Adjusted EBITDA is calculated by taking net income (loss) attributable to common stockholders before net income (loss) attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense, changes in the fair value of our commodity and FX derivatives and non-cash compensation expense. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management’s own evaluation of performance.  Contracted EBITDA represents the EBITDA generated from production sold to contracted SPA foundation customers, CMI deals in the book and the related lifting margin and is calculated by net income (loss) before net income (loss) attributable to the non-controlling interest (for CEI), interest, taxes, depreciation and amortization. We believe Contracted EBITDA provides relevant and useful information to management, investors and others users of our financial information in evaluating how lenders and the rating agencies calculate debt metrics. Contracted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies. Distributable Cash Flow  For Cheniere Energy, Inc., Distributable Cash Flow is defined as cash received from its ownership and interests in CQP, CQH and CCH, cash received (used) by its CMI segment (other than cash for capital expenditures) less interest, taxes and maintenance capital expenditures associated with Cheniere Energy, Inc. and not the underlying entities. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business’s ability to generate cash earnings to supplement the comparable GAAP measure. DCF per share is DCF divided by average outstanding common shares.  For Cheniere Energy Partners, L.P., Distributable Cash Flow is calculated to evaluate our ability to fund distributions through cash generated by our operations. CQP defines Distributable Cash Flow as net income, adjusted for certain non-cash items, less maintenance capital expenditures. Non-cash items include depreciation, depletion and amortization, non-cash compensation expense, gains and losses on disposals of assets, the allowance for equity funds used during construction, unrealized gains and losses on commodity risk management activities, non-cash impairment charges, losses on extinguishments of debt and deferred income taxes. Unrealized gains and losses on commodity risk management activities includes unrealized gains and losses on commodity derivatives and inventory fair value adjustments (excluding lower of cost or market adjustments).  Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by weighted average number of common shares or units outstanding.  We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as common stock dividends or common unit distributions, as applicable, stock repurchases, retirement of debt, or expansion capital expenditures. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business’s ability to generate cash earnings to supplement the comparable GAAP measure. Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.  We are unable to reconcile forecasted or run rate EBITDA, Adjusted EBITDA, Contracted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit to net income (loss) attributable to common stockholders, the most comparable measure under GAAP, because we have not made any forecast of net income beyond the current year. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Reconciliation of Non-GAAP Measures (Continued) 126 Note: Totals may not sum due to rounding ($bn, except per share amounts or unless otherwise noted) 2017 Net Income (Loss) Attributable to Common Stockholders ($0.5) - ($0.3) Net Income (Loss) Attributable to Non-Controlling Interest $0.8 - $0.9 Income Tax Provision (Benefit) ($0.0) Interest Expense, Net of Capitalized Interest $0.7 Loss on Early Extinguishment of Debt $0.0 Derivative Loss (Gain), Net $0.0 Other Income ($0.0) Income (Loss) from Operations $1.1 - $1.3 Adjustments to Reconcile Income (Loss) from Operations to Adjusted EBITDA: Depreciation and Amortization Expense $0.3 Gain from Changes in Fair Value of Commodity and FX Derivatives, Net $0.0 Total Non-Cash Compensation Expense $0.0 Impairment Expense $0.0 Adjusted EBITDA $1.4 - $1.7 CQP/CQH Minority Interest ($0.3) - ($0.4) SPL and CQP Cash Retained / Interest Expense / Other ($0.6) - ($0.6) CQP Interest Expense ($0.1) CEI Interest Expense / Other ($0.0) CEI Distributable Cash Flow $0.5 - $0.7 Weighted Average Number of Shares Outstanding (mm) 238 CEI Distributable Cash Flow per Share $2.10 - $2.80